UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GRAND RIVER COMMERCE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date filed:

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4471 Wilson Avenue SW

Grandville, MI 49418

April 18, 2012

To our Shareholders:

We cordially invite you to attend the Annual Meeting of shareholders of Grand River Commerce, Inc. to be held at:

The Pinnacle Center

3330 Highland Dr

Hudsonville, MI

May 24, 2012

10:00 a.m. local time

The meeting has been called for the following purposes:

1.	to elect three Class II directors of Grand River Commerce, Inc. to serve until the 2015 Annual Meeting of shareholders;

2.	to ratify the appointment of Rehmann Robson P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.	to transact any other business that might properly come before the meeting.

You may also be asked to consider any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

We have fixed the close of business on April 4, 2012 as the record date for the Annual Meeting. Accordingly, only shareholders of record as of that date are entitled to notice of, to attend and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Our Board of Directors unanimously recommends that shareholders vote “FOR” the election of the Class II directors nominated by our Board and “FOR” the ratification of Rehmann Robson P.C. as our independent registered public accounting firm for the 2012 fiscal year.

We urge you to review carefully the enclosed proxy statement that describes in detail the matters to be considered at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to sign, date and return the enclosed proxy sheet as soon as possible in the enclosed self-addressed, stamped envelope supplied for your convenience. On behalf of our Board of Directors, we appreciate your cooperation and continued support.

We hope you will join us at the 2012 Annual Meeting. We look forward to seeing you there.

Sincerely,

Robert P. Bilotti
President and Chief Executive Officer

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Grand River Commerce, Inc.

4471 Wilson Avenue SW

Grandville, MI 49418

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of shareholders of Grand River Commerce, Inc. will be held on May 24, 2012 at the Pinnacle Center at 3330 Highland Dr., Hudsonville, Michigan, at 10:00 a.m. local time, for the following purposes:

1.	to elect three Class II directors of Grand River Commerce, Inc. to serve until the 2015 Annual Meeting of shareholders.

2.	to ratify the appointment of Rehmann Robson P.C. as our registered independent public accounting firm for the fiscal year ending December 31, 2012; and

3.	to transact any other business that may properly come before the meeting.

Shareholders of record at the close of business on April 4, 2012 are entitled to notice of and to vote at the meeting and any adjournment thereof.

The following proxy statement and enclosed proxy are being furnished on or about April 18, 2012 to holders of Grand River Commerce, Inc. common stock. Your vote is very important, and you are cordially invited to attend the meeting in person. However, whether or not you expect to attend the meeting in person, we urge you to sign, date and return the enclosed proxy sheet at your earliest convenience. This will ensure the presence of a quorum at the meeting and that your shares are voted in accordance with your wishes. For your convenience, we have enclosed a self-addressed, stamped envelope for the return of your proxy. Your prompt response will help reduce proxy solicitation costs, which are paid for by us. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option. You may revoke your proxy at any time before the meeting in the manner described in the proxy statement.

By Order of the Board of Directors,

Jerry Sytsma
Secretary

April 18, 2012

It is important that your shares be represented at the meeting. Even if you expect to attend the meeting, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

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GRAND RIVER COMMERCE, INC.

4471 Wilson Avenue SW

Grandville, MI 49418

ANNUAL MEETING OF SHAREHOLDERS

May 24, 2012

PROXY STATEMENT

Meeting Information

Time and Place of Meeting

You are invited to attend the Annual Meeting of shareholders of Grand River Commerce, Inc. that will be held on Tuesday, May 24, 2012, at the Pinnacle Center at 3330 Highland Dr., Hudsonville, Michigan, at 10:00 a.m. local time.

This proxy statement and the enclosed proxy are being furnished to you on or about April 18, 2012, in connection with the solicitation of proxies by Grand River Commerce Inc.'s Board of Directors for use at the Annual Meeting. In this proxy statement, “we,” “us,” “our,” “GRCI”, “Grand River” and the “Company” refer to Grand River Commerce, Inc. and “you” and ”your” refer to Grand River Commerce, Inc. shareholders.

Purpose of the Meeting

The purpose of the Annual Meeting is to consider and vote upon the election of our Class II directors, the ratification of the appointment of Rehmann Robson P.C. as our registered independent public accounting firm for the current fiscal year. Your Board of Directors recommends that you vote FOR each of the nominees discussed in this proxy statement and vote FOR the proposed appointment of auditors.

How to Vote Your Shares

You may vote at the meeting if you were a shareholder of record of Grand River common stock on April 4, 2012. You are entitled to one vote per share of Grand River common stock that you owned as of April 4, 2012 on each matter presented at the Annual Meeting.

As of March 21, 2012, there were 1,700,120 shares of Grand River Commerce, Inc. common stock issued and outstanding and were held of record by 786 shareholders.

Your shares will be voted at the Annual Meeting if you properly sign and return to us the enclosed proxy. If you specify a choice, your proxy will be voted as specified. If you do not specify a choice, your shares will be voted FOR the election of each Class II director nominee named in this proxy statement and FOR the ratification of the public accounting firm appointment. If other matters are presented at the Annual Meeting, the individuals named in the enclosed proxy will vote your shares on those matters in their discretion. As of the date of this proxy statement, we do not know of any other matters to be considered at the Annual Meeting.

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The presence of a shareholder at the Annual Meeting will not automatically revoke a shareholder’s proxy. A shareholder may, however, revoke a proxy at any time before the Annual Meeting is called to order prior by:

•	delivering written notice of revocation to the Secretary of Grand River Commerce, Inc.; or
•	delivering to the Company a duly executed proxy bearing a later date.

All written notices of revocation and other written communications with respect to revocation of proxies in connection with the Annual Meeting should be addressed as follows: Grand River Commerce, Inc., 4471 Wilson Avenue SW, Grandville, MI 49418, Attention: Jerry Sytsma, Secretary.

Who Will Solicit Proxies

Directors, officers and employees of Grand River and Grand River Bank (referred to as the “Bank”) will initially solicit proxies by mail. They also may solicit proxies in person, by telephone or by other means, but they will not receive any additional compensation for these efforts. Nominees, trustees and other fiduciaries who hold stock on behalf of beneficial owners of Grand River common stock may communicate with the beneficial owners by mail or otherwise and may forward proxy materials to and solicit proxies from the beneficial owners. Grand River will reimburse all reasonable expenses of brokerage firms and other nominees related to soliciting proxies.

Required Vote and Quorum

A majority of the shares entitled to vote at the Annual Meeting must be present or represented at the meeting to constitute a quorum. If you submit a proxy or attend the meeting in person, your shares will be counted towards the quorum, even if you abstain from voting on some or all of the matters introduced at the meeting. Broker non-votes also count for quorum purposes.

A plurality of the shares voting at the Annual Meeting is required to elect directors. This means that if there are more nominees than director positions to be filled, the nominees for whom the most votes are cast will be elected. In counting votes on the election of directors, abstentions and other shares not voted will not be counted as voted, and the number of shares of which a plurality is required will be reduced by the number of shares not voted.

The ratification of the appointment of Rehmann Robson P.C. as our independent registered public accounting firm for the current fiscal year will be approved if a majority of the shares that are voted on the proposal at the meeting are voted in favor of ratification. Abstentions and other shares that are not voted on the proposal in person or by proxy will not be included in the vote count to determine if a majority of shares voted in favor of this proposal.

With respect to the matters to be considered at the Annual Meeting, broker non-votes will be disregarded for purposes of determining whether a proposal has been approved.

Under existing stock exchange rules, banks, brokers, or other nominees may vote shares held for a customer in street name on matters that are considered to be “routine” even if they have not received voting instructions from their clients. A broker “non-vote” occurs when a bank, broker, or other nominee has not received voting instructions from a customer and does not vote the customer’s shares either because the matter is not considered routine or because the bank, broker, or other nominee does not exercise its prerogative to vote even if the matter is considered routine.

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Proposal One:

Election of Class II Directors

The Board of Directors presently consists of nine individuals divided into three classes. Each class of directors is equal in number and serves for a three-year term of office. The term of office of one class of directors expires at the Annual Meeting each year.

The Board of Directors proposes that the following nominees be elected as Class II directors for terms expiring at the Annual Meeting of shareholders to be held in 2015:

Cheryl M. Blouw

Randall L. Hartgerink

David K. Hovingh

Ms. Blouw, Mr. Hartgerink and Mr. Hovingh currently serve as directors of Grand River Commerce, Inc. Mr. Hartgerink was appointed by the Board to replace Mr. Fitch who resigned from the Board effective September 25, 2010. The persons named in the enclosed proxy intend to vote FOR the election of the three nominees listed. The proposed nominees are willing to be elected and serve as directors. If a nominee is unable to serve or is otherwise unavailable for election - which we do not anticipate - the incumbent Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, your proxy will be voted for the person so selected. If a substitute nominee is not selected, your proxy will be voted for the election of the remaining nominees. No proxy will be voted for a greater number of persons than the number of nominees named.

Your Board of Directors Recommends that You
Vote FOR the Election of All Nominees as Class II Directors

Proposal Two:

Appointment of Independent Registered Public Accounting Firm

Grand River's Audit Committee has approved the appointment of Rehmann Robson P.C. as the Company's independent registered public accounting firm to audit the consolidated financial statements of Grand River Commerce, Inc. and its subsidiary for the fiscal year ending December 31, 2012, and to perform such other appropriate accounting services as may be approved by the Audit Committee. The Audit Committee and the Board of Directors propose and recommend that shareholders ratify the appointment of Rehmann Robson P.C. to serve as the Company's independent auditors for the year ending December 31, 2012.

More information concerning the relationship of the Company with its independent auditors appears below under the headings “Audit Committee,” “Independent Registered Public Accounting Firm,” and “Audit Committee Report.”

If the shareholders do not ratify the appointment of Rehmann Robson P.C., the Audit Committee will consider a change in auditors for the next year.

Your Board of Directors and the Audit Committee, which consists entirely of independent directors, recommend that you vote FOR ratification of the appointment of Rehmann Robson P.C. as our independent registered public accounting firm for 2012.

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Grand River Commerce Inc.'s Board of Directors

Nominees for Election as Directors with Terms Expiring in 2015

Name	Age	Principal Occupation During Past Five Years
Cheryl M. Blouw	65	Retired. Former Vice President-Retail Banking Fifth Third Bank.
Randall L. Hartgerink	70	Independent Insurance Agent; Independent State Farm Insurance Agent.
David K. Hovingh	46	President and owner of Hovingh Concrete.

Continuing Directors with Terms Expiring in 2013

Name	Age	Principal Occupation During Past Five Years
Robert P. Bilotti	47	President and CEO of the Company; SVP Sales and Development for Cendant Corporation.
Jeffrey A.Elders	43	Partner in the CPA firm of VanderLugt, Mulder, Elders and DeVries.
Jerry Sytsma	42	General Manager for Mitsubishi Caterpillar Forklift.

Continuing Directors with Terms Expiring in 2014

Name	Age	Principal Occupation During Past Five Years
Patrick K. Gill	61	President and CEO of the Bank; President and CEO of Byron Bank and OAK Financial Corporation.
Thomas P. Jeakle	60	Partner in the CPA firm of Prangley Marks, LLP.
Roger L. Roode	71	Chairman and CEO of ABFS Insurance Agency.

Director Qualifications

Most members of our Board have worked for all or substantial parts of their careers in West Michigan and have significant knowledge of the markets that we serve and ties to local community and business leaders. Below is additional information about the qualifications of our Board of Directors.

Robert P. Bilotti	Director since 2006

During the past five years, Mr. Bilotti’s principal occupation has been President & CEO of the Company and Chairman of the Board for the Company and the Bank. Prior to the opening of the Bank, Mr. Bilotti founded Grand River Commerce, Inc. and developed plans for the start-up and opening of the Bank as well as the capitalization of the Company. Mr. Bilotti’s background includes the practice of law and as a senior executive for a Fortune 100 Company as SVP Sales and Development for Cendant Corporation. Mr. Bilotti’s former experience as an attorney, as well as his leadership skills, executive management and business development, are the basis for the Board concluding that Mr. Bilotti should continue serving on the Board.

Cheryl M. Blouw	Director since 2007

For the past five years, Ms. Blouw has been retired but is involved as a Board member of several non-profit organizations in the community. Prior to retiring Ms. Blouw worked as Vice President-Retail Banking for Fifth Third Bank. It is because of her years of banking experience, involvement in the community and knowledge of the market served by the Bank that the Board has concluded that Ms. Blouw should continue serving on the Board.

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Jeffrey Elders	Director since 2007

For the past five years, Mr. Elders has been employed as a partner of VanderLugt, Mulder, Elders & DeVries, an accounting firm in Grandville, Michigan. Mr. Elders has been a Certified Public Accountant since 1992. His accounting experience, involvement in the community and knowledge of the market served by the Bank enhance his ability to serve as a Director. Accordingly, the Board has concluded that Mr. Elders should continue serving on the Board.

Patrick K. Gill	Director since 2012

During the past five years, Mr. Gill had been employed as an independent banking consultant and President and CEO of Byron Bank and OAK Financial, its parent company prior to joining the Board of Directors of the Company and as President and CEO of Grand River Bank effective February 1, 2012. Mr. Gill was appointed to fill the vacancy created by the resignation of David Blossey from the Board of Directors on March 5, 2012. It is because of his many years of banking experience, involvement in the community and knowledge of the market served by the Bank that the Board has concluded Mr. Gill should continue serving on the Board.

Randall L. Hartgerink	Director since 2011

For the past five years, Mr. Hartgerink has been employed as an independent insurance agent with State Farm Insurance and an independent contract agent with the Ford Insurance Agency. In addition, he is the managing director of a real estate development company with investments throughout west Michigan. It is because of his business and insurance experience, involvement in the community and knowledge of the market served by the Bank that the Board has concluded that Mr. Hartgerink should continue serving on the Board.

David K. Hovingh	Director since 2007

For the past five years, Mr. Hovingh has been employed as president and owner of Hovingh Concrete. His business experience and involvement in the community provides him with a useful appreciation of the market served by the Bank. As such, the Board has concluded that Mr. Hovingh should continue serving on the Board.

Thomas P. Jeakle	Director since 2011

For the past five years, Mr. Jeakle has been employed as a partner of Prangley Marks LLP, an accounting firm in Grand Rapids, Michigan. Mr. Jeakle has been a member of the Michigan Association of CPAs since 1978 where he served on the Board from 1994-2000. In addition, Mr. Jeakle has served as Chairman of the State and Local Tax Committee and has published various articles on state and local taxation in the Michigan CPA Magazine. Mr. Jeakle was appointed to fill the vacancy created by Theodore Kortes’ resignation from the Board of Directors on August 3, 2011. His accounting experience, involvement in the community and knowledge of the market served by the Bank enhance his ability to serve as a Director. Accordingly, the Board has concluded that Mr. Jeakle should continue serving on the Board.

Roger L. Roode	Director since 2007

For the past five years, Mr. Roode has been employed as chairman and CEO of ABFS Insurance Agency, Inc. It is because of his business, banking and insurance experience, involvement in the community and knowledge of the market served by the Bank that the Board has concluded that Mr. Roode should continue serving on the Board.

Jerry Sytsma	Director since 2007

For the past five years, Mr. Sytsma has been employed as a manager for Mitsubishi Caterpillar Forklift, a manufacturer of industrial equipment. It is because of his business experience and relationships with other small to medium-sized business owners, involvement in the community and knowledge of the market served by the Bank that the Board has concluded that Mr. Sytsma should continue serving on the Board.

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Executive Officers who are not Directors

Elizabeth C. Bracken (age 49) is Chief Financial Officer of Grand River Commerce and Senior Vice President, Chief Financial and Chief Operating Officer of the Bank and Secretary of the Bank. She has 25 years of bank accounting and operational experience. Ms. Bracken joined Grand River Commerce in 2007, before its initial public offering. Prior to joining the Company, she served as Vice President, Chief Financial Officer of Select Bank and began her banking career with FMB-First Michigan Bank. She is a graduate of Grand Valley State University. Ms. Bracken is involved in the community and is the president of a local charitable organization that provides bicycles to children in need.

Mark A. Martis (age 47) is Senior Vice President, Chief Lending Officer of the Bank.  He has 26 years of banking experience. Mr. Martis joined Grand River Commerce in 2008, before its initial public offering. Prior to joining the Company, he served as Vice President, Business Banking Area Manager at Fifth Third Bank.  Before Fifth Third Bank, he served as a Vice President, Commercial Lender at Byron Center State Bank for approximately 10 years.  He is a graduate of the School Of Business at Ferris State University.  Mr. Martis is involved with several local charities including teaching lessons for Junior Achievement in a local area Middle School classroom.

Corporate Governance

Independence

The Board of Directors has determined that the following 7 of its 9 directors meet the applicable NASDAQ Stock Market (“NASDAQ”) standards for independence (including the heightened independence criteria applicable to audit committee members under the NASDAQ and Securities and Exchange Commission (“SEC”) independence standards), have no material relationship with Grand River, and therefore are independent:

Cheryl M. Blouw

Jeffrey A. Elders

Randall L. Hartgerink

David K. Hovingh

Thomas P. Jeakle

Jerry Sytsma

Roger L. Roode

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Committees of the Board of Directors

The Board of Directors has established the following three standing committees:

•	Audit Committee
•	Governance and Nominating Committee
•	Compensation Committee

The table below provides committee membership by directors, whether the person is an independent director and each committee on which the person serves.

	Independent	Audit	Compensation	Governance
Director	Director(1)	Committee	Committee	Committee
Robert P. Bilotti	No			Member
David H. Blossey(2)	No
Cheryl M. Blouw	Yes	Member
Jeffrey A. Elders	Yes	Member		Member
Patrick K. Gill(3)	No			Member
Randall L. Hartgerink	Yes
David K. Hovingh	Yes		Member
Thomas P. Jeakle	Yes	Member
Theodore W. Kortes(4)	Yes
Roger L. Roode	Yes		Member	Member
Jerry Sytsma	Yes		Member

(1)	Independent as that term is defined in NASDAQ Stock Market Rules for service on the Board of Directors and each committee on which the director serves.
(2)	Mr. Blossey resigned from the Board of Directors effective March 5, 2012.
(3)	Mr. Gill was appointed by the Board on March 8, 2012.
(4)	Mr. Kortes resigned from the Board of Directors effective August 3, 2011.

Audit Committee. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent public accountants. The Audit Committee oversees the financial reporting and accounting processes of Grand River Commerce, Inc. The Audit Committee approves their fees for audit and non-audit services and the scope and results of audits performed by them. The Audit Committee also reviews Grand River's internal accounting controls, the proposed form of its financial statements, the results of internal audits and compliance programs, and the results of the examinations received from regulatory authorities. The Audit Committee operates pursuant to a written charter, which was adopted by the Board of Directors. A current copy of the Audit Committee charter can be found in the Investor Relations section of our website at www.grandriverbank.com.

The Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited consolidated financial statements for the year ended December 31, 2011. Additionally, the Audit Committee has received the written disclosures and letter from Rehmann Robson P.C. required by the Public Company Accounting Oversight Board, and has discussed with the independent accountant its independence. Based on the review and discussions mentioned in this paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

As of the date of this proxy statement, Jeffrey A. Elders (Chairman), Thomas P. Jeakle and Cheryl M. Blouw serve on the Audit Committee. Grand River Commerce, Inc. has designated Mr. Elders as its audit committee financial expert as defined by the SEC. All of the members of the Audit Committee are "independent" directors as defined by the rules of the SEC and the NASDAQ Marketplace Rules. The Audit Committee met five times during 2011.

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Governance and Nominating Committee. The Governance and Nominating Committee administers the process of nominations for directorships and coordinates the Company’s corporate governance initiatives and policies. The Governance and Nominating Committee operates pursuant to a written charter, which was adopted by the Board of Directors. A current copy of the Governance and Nominating Committee charter can be found in the Investor Relations section of our website at www.grandriverbank.com. As of the date of this proxy statement, Robert P. Bilotti (Chairman), Jeffrey A. Elders and Roger L. Roode serve on the Governance and Nominating Committee. Two of the four members of the Governance and Nominating Committee are "independent" directors as defined by NASDAQ Marketplace Rules. The Governance and Nominating Committee met four times during 2011.

The Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee members consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating Committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board heterogeneity, when identifying and recommending director nominees. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the committee's goal of creating a board of directors that best serves the needs of the company and the interest of its shareholders.

The Governance and Nominating Committee has performed a review of the experiences, qualifications, attributes and skills of the board's current membership, including the director nominees for election to the Board of Directors and the other members of the Board, and believes that the current members of the Board, including the director nominees, as a whole possess a variety of complementary skills and characteristics, including the following:

•	successful business or professional experience;
•	various areas of expertise or experience which are desirable to the company's current business, such as financial, general management practices, planning, legal, marketing, technology, banking and financial services;
•	personal characteristics such as character, integrity and accountability, as well as sound business judgment and personal reputation;
•	residence in the Bank's service area;
•	willingness and ability to commit the necessary time to fully discharge the responsibilities of Board membership to the affairs of the Company;
•	leadership and consensus building skills; and
•	a commitment to the success of the Company.

The Governance and Nominating Committee will consider director candidates recommended by shareholders, directors, officers, third party search firms and other sources. Shareholders may recommend individual nominees for consideration by the Governance and Nominating Committee by communicating with the committee as described under the heading “Communicating with the Board of Directors” and in accordance with the Company’s bylaws. The Governance and Nominating Committee will ultimately determine whether a shareholder recommendation will result in a nomination under this process. In considering potential nominees, the committee will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating the skills and characteristics required of board members, the committee considers various factors and believes that each candidate should:

•	be chosen without regard to sex, race, religion or national origin;
•	be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;
•	be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•	possess substantial and significant experience that would be of particular importance to Grand River Commerce, Inc. in the performance of the duties of a director;
•	have sufficient time available to devote to the affairs of Grand River Commerce, Inc. in order to carry out the responsibilities of a director; and
•	have the capacity and desire to represent the balanced, best interests of the shareholders as a whole.

To make a director nomination, a shareholder must send a notice to the Secretary of Grand River Commerce, Inc. that sets forth with respect to each proposed nominee:

(a) the name and address of the nominating shareholder and of the nominee;

(b) the class and number of shares of stock of the Company which are beneficially owned by such nominating shareholder;

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(c) a representation that the nominating shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(d) a description of all arrangements or understandings between the nominating shareholder and each nominee;

(e) such other information regarding each nominee proposed by such nominating shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board of Directors; and

(f) the consent of each nominee to serve as director of the Company if so elected.

The shareholder must send this notice to the Secretary not less than 60 days nor more than 270 days prior to the date of notice of an Annual Meeting and not more than seven days following the date of notice of a special meeting called for election of directors.

Compensation Committee. As of the date of this proxy statement, Jerry Sytsma (Chairman), David K. Hovingh and Roger L. Roode serve on the Compensation Committee. All of the members of the Compensation Committee are “independent” directors as defined by the rules of the SEC and the NASDAQ Marketplace Rules. The Compensation Committee:

•	administers the equity plans of Grand River Commerce, Inc. that are approved by the Board of Directors;
•	reviews the administration of and proposed changes to the retirement and benefit plans of Grand River Bank that are approved by the Board of Directors;
•	makes recommendations to the Board of Directors with respect to incentive compensation plans and equity-based plans;
•	makes any determinations and approvals relating to incentive-based compensation (with the ratification of the Board of Directors) as required to comply with applicable tax laws;
•	while meeting outside of the presence of the Chief Executive Officer, reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the performance of the Chief Executive Officer in light of those corporate goals and objectives, and determines the compensation of the Chief Executive Officer based on the evaluation; and
•	while meeting outside of the presence of the Chief Executive Officer, determines the long-term incentive component of the compensation of the Chief Executive Officer, taking into consideration Grand River Commerce Inc.'s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to Grand River Commerce Inc.'s Chief Executive Officer in past years.

The Compensation Committee operates pursuant to a written charter, which was adopted by the Board of Directors. A current copy of the Compensation Committee charter can be found in the Investor Relations Section of our website at www.grandriverbank.com. The Compensation Committee met twice during 2011.

Board Leadership Structure and Role in Risk Oversight

Currently, our Board of Directors has not separated the positions of Chairman of the Board and Chief Executive Officer due to the size and complexity of the Company. Robert Bilotti currently serves in both positions. The Board of Directors is aware of the potential benefits associated with separating the two functions and will continue to review the structure of the Company as it grows in size and complexity. In addition, our Board periodically meets in executive session, without the presence of management.

Our Board of Directors oversees our risk management. The Audit Committee of our Board of Directors evaluates risk on an annual basis using a rolling three-year Internal Audit Risk Matrix. Risk levels in a particular area are rated as low, moderate or high. Input on the risk factors, recent trends, changing economic factors and regulatory issues are considered and discussed with our internal audit firm, Plante & Moran, PLLC. The scope of each area’s audit work is then determined.

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The members of the Audit Committee also discuss various financial reporting and accounting risk factors with our independent registered public accounting firm, Rehmann Robson P.C. The Board of Directors regularly receives reports from the Chairman of the Audit Committee on risk factors, audit findings and related corrective measures.

The Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the full Board which has retained responsibility for general oversight of risks. The Board satisfies this responsibility through reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Code of Ethics

We expect all of our employees to conduct themselves honestly and ethically, particularly in handling actual and apparent conflicts of interest and providing full, accurate, and timely disclosure to the public.

We have adopted a Code of Ethics that is specifically applicable to our senior management and financial officers, including our principal executive officer, our principal financial officer, and our principal accounting officer and controllers.  A copy of this Code of Ethics is available on our website at www.grandriverbank.com under Investor Relations.

Board Meetings and Attendance

During 2011, the Grand River Commerce, Inc. Board of Directors held five regular meetings and three special meetings. All Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees on which they served during the year (during the periods that they served).

Annual Meeting Attendance

Grand River Commerce, Inc. expects all of its Directors to attend the Annual Meeting. In 2011, all Directors attended the Annual Meeting with the exception of Mr. Blauw, who elected not to stand for re-election at the 2011 Annual Meeting.

Communicating with the Board of Directors

Shareholders and interested parties may communicate with members of Grand River Commerce's Board of Directors by sending correspondence addressed to the Board as a whole, a specific committee, or a specific Board member c/o Jerry Sytsma, Secretary, Grand River Commerce, Inc., 4471 Wilson Avenue SW, Grandville, MI 49418. All correspondence will be forwarded directly to the applicable members of the Board of Directors.

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Ownership of Grand River Common Stock

Ownership of Grand River Stock by Directors and Executive Officers

The following table sets forth information concerning the number of shares of Grand River Commerce, Inc’s. common stock held as of February 28, 2012 by each of Grand River Commerce Inc.'s Directors and nominees for Director, each of the named executive officers and all of Grand River Commerce Inc.’s Directors, nominees for Director and executive officers as a group:

	Amount and Nature of Beneficial Ownership of Common Stock (1)
Name of Beneficial Owner	Sole Voting and Dispositive Power	Shared Voting or Dispositive Power (2)	Shares Underlying Unexercised Options	Total Beneficial Ownership	Percent of Class(3)
Robert P. Bilotti(4)	40,795	5,600	15,000	61,395	3.56%
David H. Blossey	5,000	-	15,000	10,000	1.17%
Cheryl M. Blouw(4)	30,495	1,100	5,000	33,262	2.13%
Jeffery A. Elders(4)	24,645	-	5,000	26,312	1.73%

Patrick K. Gill	-	-	-	-	-
Randall L. Hartgerink	12,895	16,350	-	-	1.71%
David K. Hovingh(5)	27,769	6,350	5,000	35,786	2.28%

Thomas P. Jeakle	-	-	-	-	-
Roger L. Roode(4)	29,695	-	5,000	31,362	2.02%
Jerry Sytsma(4)	10,795	16,100	5,000	28,562	1.86%
Total directors, as a group	182,089	45,500	55,000	282,589	15.44%

Executive Officers who are not directors
Elizabeth C. Bracken	500	1,000	3,000	2,500	*
Mark A. Martis	9,992	1,756	6,000	13,748	1.04%
All directors, nominees for director and executive officers as a group	192,581	48,256	64,000	304,837	16.57%

*Less than 1%.

(1)	The numbers of shares stated are based on information furnished by each person listed and include shares personally owned of record by that person and shares that under applicable regulations are considered to be otherwise beneficially owned by that person.
(2)	These numbers include shares as to which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses, certain relatives and minor children over whom the listed person may have influence by reason of relationship.

(3)	Based on 1,700,120 shares outstanding as of February 28, 2012.
(4)	Includes organizer warrants to acquire 10,795 shares of common stock.
(5)	Includes organizer warrants to acquire 10,796 shares of common stock.

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Five Percent Shareholders

The following table presents information regarding the beneficial ownership of our common stock by each person known to us to own beneficially more than 5% of our outstanding shares of common stock as of February 28, 2012.

Name and Address of Principal Shareholder	Number of shares beneficially owned	Percentage of class

Great Midwest Investments, LLC(1) 50 64th Avenue, Suite A Coopersville, Michigan 49404	120,000	6.98%
The Timothy C. den Dulk Children’s Trust, effective December 28, 2011(2) Robert VanDongen TTE 333 Bridge NW Grand Rapids, MI 49504	90,000	5.26%

Notes to beneficial ownership table:

(1)     As reported by Great Midwest Investments, LLC ("Great Midwest") in a Schedule 13G/A filed with the SEC on November 17, 2010. Great Midwest reported having sole voting power and sole dispositive power over 120,000 shares which includes 20,000 common stock warrants.

(2)      As reported by Timothy den Dulk to the Company, the Company understands that all membership interest, rights and sharing ratio held by Mr. den Dulk in Great Midwest Investments, L.L.C., which includes a 50% interest in 120,000 shares of Company stock, were transferred to The Timothy C. den Dulk Childrens Trust, effective December 28, 2011.

Executive Compensation

Summary of Executive Compensation

The following table shows certain information concerning the compensation earned by the Chief Executive Officer and each of Grand River Bank’s four most highly compensated executive officers who served in positions other than Chief Executive Officer (together, the “named executive officers”) during the fiscal year ended December 31, 2010. No bonuses were paid in 2010 or 2009.

SUMMARY COMPENSATION TABLE ($)

Name and Principal				Option	All Other
Position	Entity	Year	Salary	Awards(1)	Compensation(2)(3)	Total

Robert P. Bilotti Chairman	Grand River Bank / GRCI	2011	$55,769	$55,250	$-	$111,019
President & CEO GRCI	Grand River Bank	2010	$116,667	$55,250	$2,616	$174,533

David H. Blossey(4)	Grand River Bank	2011	$175,000	$55,250	$15,736	$245,986
President and CEO	Grand River Bank	2010	$175,000	$55,250	$15,736	$245,986

Elizabeth C. Bracken	Grand River Bank	2011	$94,520	$16,350	$-	$110,870
Chief Financial Officer	Grand River Bank	2010	$93,000	$11,050	$572	$104,622

Mark A. Martis	Grand River Bank	2011	$111,798	$22,100	$8,982	$142,880
Chief Lending Officer	Grand River Bank	2010	$110,000	$22,100	$8,800	$140,900

(1)	Refer to Note 10 Common Stock Options in the consolidated financial statements for the relevant assumptions used to determine the valuation of our option awards.

(2)	The 2011 amount includes 401k match and automobile allowance for Mr. Blossey; 401k match and payment to Mr. Martis for opting out of the Bank health insurance plan and 401k match.

(3)	The 2010 amount includes 401k match and automobile allowance for Mr. Blossey; expense allowance for Mr. Bilotti; 401k match for Ms. Bracken and payment to Mr. Martis for opting out of the Bank health insurance plan and 401k match.

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(4)	Effective January 27, 2012, Mr. Blossey was no longer an employee of the Bank.

Employment Contracts

Grand River Bank entered into an employment agreement with Robert P. Bilotti regarding his employment as Chairman of the Board of Directors. The agreement commenced on April 30, 2009, when the Bank opened for business. Effective January 31, 2011, the Company entered into a mutual agreement to discontinue Mr. Bilotti’s salary and allow the employment agreement with the Bank to prematurely expire. Under this agreement, the Bank agreed to certain benefits including health and dental insurance which were provided to Mr. Bilotti until July 31, 2011. Mr. Bilotti continues to serve as the Chairman of the Board of Directors of the Bank and his employment agreement with the Company remains in full force and effect as described below.

Grand River Commerce, Inc. entered into an amended employment agreement with Robert P. Bilotti regarding his employment as President and CEO of the Company. The agreement commenced on February 1, 2012 and continues in effect for a period of three years (with certain exceptions). The Board may elect to extend the term of the employment agreement prior to the completion of the three year term. Under this agreement, the Company agreed to:

•	pay Mr. Bilotti a salary of $125,000 per year as may be adjusted, less taxes and withholdings, plus possible bonuses at the discretion of the Board;
•	provide Mr. Bilotti with a term life insurance policy;
•	reimburse Mr. Bilotti for all documented business expenses;
•	pay Mr. Bilotti a cash lump-sum payment equal to 199% of his “base amount” as defined in section 280G of the Internal Revenue Code if Mr. Bilotti is terminated, without cause, or quits for “good reason” following a change in control of Grand River Commerce, Inc.;
•	provide Mr. Bilotti with six weeks of vacation per year; and
•	provide Mr. Bilotti with the same health and other employee benefits provided to other executive employees of Grand River and the Bank.

The agreement also generally provides non-competition and non-solicitation provisions that would apply for a period of one year following the expiration of Mr. Bilotti’s employment.

Grand River Bank entered into an employment agreement with David H. Blossey regarding his employment as President and CEO of the Bank. The agreement commenced on April 30, 2009, when the Bank opened for business and continues in effect for a period of three years (with certain exceptions). Under this agreement, Grand River Bank agreed to:

•	pay Mr. Blossey a salary of $175,000 per year as may be adjusted, less taxes and withholdings, plus possible bonuses;
•	provide Mr. Blossey with options to acquire 25,000 shares of common stock at an exercise price of $10.00 per share, exercisable within ten (10) years from the date of grant of the options;
•	provide Mr. Blossey with a term life insurance policy;
•	provide Mr. Blossey with a car allowance;
•	reimburse Mr. Blossey for all documented business expenses;
•	pay Mr. Blossey a cash lump-sum payment equal to 199% of his “base amount” as defined in section 280G of the Internal Revenue Code if Mr. Blossey is terminated, without cause, or quits for “good reason” following a change in control of Grand River Commerce, Inc.;
•	provide Mr. Blossey with four weeks of vacation per year; and
•	provide Mr. Blossey with the same health and other employee benefits provided to other executive employees of Grand River and the Bank.

The agreement also generally provides non-competition and non-solicitation provisions that would apply for a period of one year following the termination of Mr. Blossey’s employment. On January 27, 2012, the Board notified Mr. Blossey that his contract would not be renewed. All terms of the contract will be honored through the expiration date of the contract, April 30, 2012.

Grand River Bank entered into an employment agreement with Elizabeth C. Bracken regarding her employment as Senior Vice President, Chief Financial Officer of the Bank. The agreement commenced on April 30, 2009, when the Bank opened for business and continues in effect for a period of three years (with certain exceptions). The Board may elect to extend the term of the employment agreement prior to the completion of the three year term. Under this agreement, Grand River Bank agreed to:

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•	pay Ms. Bracken a salary of $93,000 per year as may be adjusted, less taxes and withholdings, plus possible bonuses;
•	provide Ms. Bracken with options to acquire 5,000 shares of common stock at an exercise price of $10.00 per share, exercisable within ten (10) years from the date of grant of the options;
•	provide Ms. Bracken with a term life insurance policy;
•	reimburse Ms. Bracken for all documented business expenses;
•	pay Ms. Bracken a cash lump-sum payment equal to 199% of her “base amount” as defined in section 280G of the Internal Revenue Code if Ms. Bracken is terminated, without cause, or quits for “good reason” following a change in control of Grand River Commerce, Inc.;
•	provide Ms. Bracken with four weeks of vacation per year; and
•	provide Ms. Bracken with the same health and other employee benefits provided to other executive employees of Grand River and the Bank.

The agreement also generally provides non-competition and non-solicitation provisions that would apply for a period of one year following the termination of Ms. Bracken’s employment.

Grand River Bank entered into an employment agreement with Mark A. Martis regarding his employment as Senior Vice President, Chief Lending Officer of the Bank. The agreement commenced on April 30, 2009, when the Bank opened for business and continues in effect for a period of three years (with certain exceptions). The Board may elect to extend the term of the employment agreement prior to the completion of the three year term. Under this agreement, Grand River Bank agreed to:

•	pay Mr. Martis a salary of $110,000 per year as may be adjusted, less taxes and withholdings, plus possible bonuses;
•	provide Mr. Martis with options to acquire 10,000 shares of common stock at an exercise price of $10.00 per share, exercisable within ten (10) years from the date of grant of the options;
•	provide Mr. Martis with a term life insurance policy;
•	reimburse Mr. Martis for all documented business expenses;
•	pay Mr. Martis a cash lump-sum payment equal to 199% of his “base amount” as defined in section 280G of the Internal Revenue Code if Mr. Martis is terminated, without cause, or quits for “good reason” following a change in control of Grand River Commerce, Inc.;
•	provide Mr. Martis with four weeks of vacation per year; and
•	provide Mr. Martis with the same health and other employee benefits provided to other executive employees of Grand River and the Bank or pay Mr. Martis a portion of the cost of health insurance benefits in any year that Mr. Martis does not participate in the plan.

The agreement also generally provides non-competition and non-solicitation provisions that would apply for a period of one year following the termination of Mr. Martis’ employment.

Subsequent to December 31, 2011, the Board entered into an employment agreement with Patrick K. Gill regarding his employment as President and Chief Executive Officer of the Bank. The agreement commenced on February 1, 2012, and continues in effect for a period of three years (with certain exceptions). The Board may elect to extend the term of the employment agreement prior to the completion of the three year term. Under this agreement, Grand River Bank agreed to:

•	pay Mr. Gill a salary of $200,000 per year as may be adjusted, less taxes and withholdings, plus possible bonuses;
•	provide Mr. Gill with options to acquire 25,000 shares of common stock at an exercise price of $10.00 per share, exercisable within ten (10) years from the date of grant of the options;
•	provide Mr. Gill with a term life insurance policy;
•	reimburse Mr. Gill for all documented business expenses;
•	pay Mr. Gill a cash lump-sum payment equal to 199% of his “base amount” as defined in section 280G of the Internal Revenue Code if Mr. Gill is terminated, without cause, or quits for “good reason” following a change in control of Grand River Commerce, Inc.;
•	provide Mr. Gill with six weeks of vacation per year; and
•	provide Mr. Gill with the same health and other employee benefits provided to other executive employees of Grand River and the Bank and make those same health benefits available to Mr. Gill after the termination of the agreement if for any reason other than Good Cause at then current rates as other employees of the Bank until Mr. Gill reaches the age of 65.

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401(k) Plan

Our executive officers and all of our other employees are eligible to participate in our 401(k) plan. For 2011, we provided for each eligible participant a matching contribution to the plan. The matching contribution was equal to 100% of the first 3%, and 50% of the next 3%, of the amount of compensation that the participant contributed to the plan. All matching contributions are 100% vested when contributed to the plan. The matching contribution for 2011 was $35,374. We may also make additional discretionary matching contributions or a discretionary profit-sharing contribution to the plan. We did not make an additional matching or profit-sharing contribution to the plan for 2011.

Termination and Change in Control Provisions

Mr. Bilotti’s, Mr. Gill’s, Ms. Bracken’s and Mr. Martis’ employment agreements provide that after a “change in control,” in the event that any of their employment is terminated without cause or any of them chooses to terminate their employment for “good reason,” they will be entitled to receive as severance a lump sum amount.

In the event that the executive elects to terminate their agreement based upon the Change of Control, the Bank shall pay to the executive, within thirty (30) days of Bank's receipt of a notice of the executive's election to terminate this Agreement, a cash lump sum payment equal to 1.99 times his or her Base Amount as defined in section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (“Code”).

In the event that any compensation payable under the Agreement is determined to be a “parachute payment” subject to the excise tax imposed by Section 4999 of the Code or any successor provision (the “Excise Tax”), the Bank agrees to pay to the executive an additional sum (the “Gross Up”) in an amount such that the net amount retained by the executive, after receiving both the payment and the Gross Up and after paying: (i) any Excise Tax on the payment and the Gross Up, and (ii) any federal, state, and local income taxes on the Gross Up, is equal to the amount of the payment.

As used in this Agreement, a “Change of Control” shall be deemed to have occurred in each of the following instances:

a.	A reorganization, merger, consolidation or other corporate transaction involving the Bank, in each case, with respect to which the shareholders of the Bank, immediately prior to such transaction do not, immediately after the transaction, own more than fifty percent (50%) of the combined voting power of the reorganized, merged or consolidated bank's then outstanding voting securities; provided, however that a Change of Control shall not be deemed to have occurred upon the formation of a holding company for the Bank if each shareholder of the Bank immediately prior to the formation of the holding company retains substantially the same percentage ownership of the holding company following such formation as he or she owned of the Bank prior the formation.
b.	The sale, transfer or assignment of all or substantially all of the assets of the Bank to any third party.
c.	The acquisition by any individual, entity or “group,” within the meaning of Section l3(d)(3) or Section l4( d)(2) of the Exchange Act (a “Person”), of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of voting securities of the Bank where such acquisition causes any such Person to own twenty percent (20%) or more of the combined voting power of the Bank’s then outstanding capital stock then entitled to vote generally in the election of directors; provided however, that a Change of Control shall not be deemed to have occurred if a Person becomes the beneficial owner of twenty percent of the combined voting power of the Bank’s then outstanding capital stock solely as a result of the repurchase of voting securities by the Bank.
d.	During any period of two consecutive years, the persons who were directors of the Bank immediately before the beginning of the two year period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors; provided that any individual becoming a director subsequent to the beginning of such two year period whose election, or nomination for election by the Bank’s shareholders, was approved by at least two-thirds of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director unless such individual’s initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act).

Notwithstanding anything contained herein to the contrary, if executive's employment is terminated and he or she reasonably demonstrates that such termination was at the request of a third party who has indicated an intention of taking steps reasonably calculated to effect a Change of Control and who effects a Change of Control, or such termination otherwise occurred in connection with, or in anticipation of, a Change of Control which later actually occurs, then for all purposes hereof, a Change of Control shall be deemed to have occurred on the day immediately prior to the date of such termination of his or her employment.

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In addition, the Company has granted certain stock options pursuant to the Employee Stock Incentive Plan that are subject to accelerated full vesting upon a Change in Control of the Company.

Potential Payments Upon Termination or Change in Control

The following table summarizes the potential payments and benefits payable to each of Grand River’s named executive officers upon termination of employment in connection with each of the triggering events set forth in the table below, assuming, in each situation, that the termination of employment took place on December 31, 2011.

Triggering Event and Payments/Benefits	Robert P. Bilotti(5)	David H. Blossey	Patrick K. Gill(6)	Elizabeth C. Bracken	Mark A. Martis

Change in Control (1)(2)(3)	$248,750	$348,250	$398,000	$188,095	$222,478

Termination(4)	$125,000	$175,000	$200,000	$94,520	$111,798

Death	0	0	0	0	0

(1)	Upon a change in control of Grand River, the executives’ outstanding options become fully vested. On December 31, 2011, the closing price of Grand River common stock was below the exercise price for all unexercisable options held by the named executive officers. Accordingly, no value is included in the table for such options.
(2)	The payments and benefits are triggered after certain terminations of employment following a Change in Control of Grand River, which are discussed under the heading “Termination and Change in Control Provisions.”
(3)	The payments under the employment agreements after a Change in Control are limited by Section 280G of the Code. The amount shown in the table reflects this limitation.
(4)	Assumes termination does not follow a Change in Control.
(5)	Amount to which Mr. Bilotti would have been entitled had he been employed under his current contract terms prior to January 1, 2012 and to which he will be entitled to receive on a going forward basis.
(6)	Amount to which Mr. Gill would have been entitled had he been employed prior to January 1, 2012 and to which he will be entitled to receive on a going forward basis.

The following table presents information regarding the equity compensation plans both approved and not approved by shareholders at December 31, 2011:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	101,500	$10.00	98,500

Equity compensation plans approved by security holders include the 2009 Plan.

Shareholders at the Company's 2010 Annual Meeting approved the 2009 Plan. Key employees of the Company and its subsidiaries, as the Compensation Committee of the Board of Directors may select from time to time, are eligible to receive awards under this Plan. The Plan provides for a maximum of 200,000 shares of the Company’s common stock. Options granted under the Plan will qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended, and other options granted there under will be non-qualified stock options. Incentive stock options are eligible for favored tax treatment, while non-qualified stock options do not qualify for such favored tax treatment.

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Mr. Bilotti, Mr. Blossey, Ms. Bracken and Mr. Martis have been issued stock options under the Plan in connection with their respective employment agreements. Subsequent to December 31, 2012, Mr. Gill was also issued options under the Plan in connection with his employment agreement. These options were intended to be incentive stock options. We have also issued non-qualified stock options to our independent directors. The remainders of the options under the Stock Incentive Plan are available for issuance at the discretion of our Board of Directors.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options for each named executive officer outstanding as of December 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards
Name	Grant Date	Number of securities underlying unexercised option exercisable	Number of securities underlying unexercised option unexercisable(1)	Option exercise price	Fair Value as of grant date	Option expiration date
Robert P. Bilotti	4/30/2009	10,000	15,000	$10.00	$55,250	4/30/2019
David H. Blossey	4/30/2009	10,000	15,000	$10.00	$55,250	4/30/2019
Elizabeth C. Bracken	4/30/2009	2,000	3,000	$10.00	$11,050	4/30/2019
Elizabeth C. Bracken	6/03/2011	-	5,000	$10.00	$5,300	6/03/2021
Mark A. Martis	4/30/2009	4,000	6,000	$10.00	$22,100	4/30/2019

(1)	The following table sets forth the vesting dates for unvested option awards to each named executive officer as of December 31, 2011:

Executive Officer	Vesting Date	Number of Options Vesting
Robert P. Bilotti	4/30/2012	5,000
	4/30/2013	5,000
	4/30/2014	5,000
David H. Blossey	4/30/2012	5,000
	4/30/2013	5,000
	4/30/2014	5,000
Elizabeth C. Bracken	4/30/2012	1,000
	4/30/2013	1,000
	4/30/2014	1,000
Elizabeth C. Bracken	06/03/2012	1,000
	06/03/2013	1,000
	06/03/2014	1,000
	06/03/2015	1,000
	06/03/2016	1,000
Mark A. Martis	4/30/2012	2,000
	4/30/2013	2,000
	4/30/2014	2,000

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Option Exercises

None of the named executive officers exercised any options during 2011.

Pension Benefits

The executive officers do not participate in a defined benefit pension plan.

Compensation of Independent Directors

The Company has approved a plan to award upon appointment to the Board each of its independent directors options to purchase 5,000 shares of common stock at $10.00 per share. The options vest ratably over a three year period. The directors do not receive any other compensation.

The following table sets forth information on outstanding stock option awards granted to the independent directors of the Company including the number of shares underlying both exercisable and unexercisable portions of each grant as well as the exercise price and the expiration date of each option granted.

Outstanding Equity Awards

Name	Grant Date	Number of securities underlying unexercised option exercisable	Number of securities underlying unexercised option unexercisable(1)		Option exercise price	Fair Value as of grant date	Option expiration date
Cheryl M. Blouw	4/30/2009	3,333	1,667	(1)	$10.00	$11,050	4/30/2019
Jeffrey A. Elders	4/30/2009	3,333	1,667	(1)	$10.00	$11,050	4/30/2019
Randall L. Hartgerink	06/03/2011	-	5,000		$10.00	$5,300	06/03/2021
David K. Hovingh	4/30/2009	3,333	1,667	(1)	$10.00	$11,050	4/30/2019
Thomas P. Jeakle(2)	-	-	-		-	-	-
Roger L. Roode	4/30/2009	3,333	1,667	(1)	$10.00	$11,050	4/30/2019
Jerry A. Sytsma	4/30/2009	3,333	1,667	(1)	$10.00	$11,050	4/30/2019

(1) 1,667 options will become exercisable on April 30, 2012.

(2) Mr. Jeakle was awarded 5,000 options effective February 28, 2012.

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Audit Committee Report

The Audit Committee reviews and supervises the Company’s procedures for recording and reporting the financial results of its operations on behalf of the Board of Directors. The Company’s management has primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its supervisory duties, the Audit Committee has reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2011 included in the 2011 Annual Report to Shareholders and has discussed those consolidated financial statements with the Company’s management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the consolidated financial statements.

The Audit Committee has also reviewed with the Company’s independent auditors - who are responsible for expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles - the judgments of the independent auditors concerning the quality, not just the acceptability, of the accounting principles and such other matters that are required under generally accepted auditing standards to be discussed with the independent auditors. In addition, the Audit Committee has received from the independent auditors the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, has discussed with them their independence from Grand River Commerce’s management and Grand River, and has considered the compatibility of non-audit services with their independence.

After and in reliance on the reviews and discussions described above, the Audit Committee recommended to Grand River Commerce Inc.'s Board of Directors that the audited consolidated financial statements for the year ended December 31, 2011 be included in the Annual Report on Form 10-K for the year then ended to be filed with the SEC.

Respectfully submitted,

Jeffrey A. Elders (Chairman)

Thomas P. Jeakle

Cheryl M. Blouw

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Related Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors and officers of Grand River and persons who beneficially own more than 10% of the outstanding shares of its common stock to file reports of beneficial ownership and changes in beneficial ownership of shares of common stock with the SEC. SEC regulations require such persons to furnish Grand River with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such reports received by us or written representations from certain reporting persons during the fiscal year ended December 31, 2011, no director, officer, beneficial owner of more than ten percent of its outstanding common shares, or  any other person subject to Section 16 of the Exchange Act, failed to file on a  timely basis during the fiscal year ended December 31, 2011, with the exception of (1) Mr. Kortes who, upon becoming a director of the Company on May 26, 2011 and receiving options to acquire common shares of the Company, did not file the requisite Form 3 and Form 4 until June 8, 2011, (2) Mr. Hartgerink who, upon becoming a director of the Company on May 26, 2011 and receiving options to acquire common shares of the Company, did not file the requisite Form 3 and Form 4 until June 7, 2011, and (3) Mr. Jeakle who, upon becoming a director of the Company on December 7, 2011, did not file the requisite Form 3 until January 11, 2012.

In addition, since the beginning of the fiscal year ended December 31, 2012, the following transactions failed to file on a timely basis: (1) Mr. Martis who, upon becoming an executive officer of the Company on April 30, 2009 and receiving options to acquire common shares of the Company, did not file the requisite Form 3 and Form 4 until February 27, 2012, and (2) Ms. Bracken who, upon becoming an executive officers of the Company on May 9, 2008 and receiving options to acquire common shares of the Company on April 30, 2009 and June 3, 2011, did not file the requisite Form 3 or Form 4 until February 27, 2012.

Transactions with Related Persons

Directors, nominees for director and executive officers of Grand River Commerce, Inc. and members of their immediate families were customers of and had transactions with the Bank in the ordinary course of business between January 1, 2011, and December 31, 2011. We anticipate that such transactions will take place in the future in the ordinary course of business. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

Independent Registered Public Accounting Firm

Rehmann Robson P.C. has been selected to serve as the Company’s principal accountant for 2012. Rehmann also served as the Company’s principal accountant for the fiscal year ending December 31, 2011.

Representatives of Rehmann Robson are expected to attend the Annual Meeting. If a representative of Rehmann Robson attends the meeting, the representative will have an opportunity to make a statement if he or she desires to do so and will be expected to be available to respond to appropriate questions. In accordance with SEC rules, the Company’s Audit Committee has adopted a Pre-Approval Policy. Under the Pre-Approval Policy, all audit and non-audit services need to be pre-approved by the Audit Committee.

The Pre-Approval Policy permits the Audit Committee to delegate to one or more of its members pre-approval decisions. The member or members to whom such authority is delegated shall report, for informational purposes, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee has identified certain services that do not impair the independence of the independent auditors and granted general pre-approval for those services. All services that do not have general pre-approval must be specifically pre-approved by the Audit Committee. The Audit Committee will periodically set pre-approval fee levels for all services to be provided by the independent auditors. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee.

The Pre-Approval Policy requires the independent auditors to provide detailed back-up documentation, which will be provided to the Audit Committee, regarding specific services to be provided.

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Requests or applications to provide services that require separate pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Chief Executive Officer or Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. All fees paid to Rehmann Robson for services performed in 2011 and 2010 were pre-approved pursuant to this policy.

Audit Fees. Grand River paid to Rehmann Robson $60,000 during 2011 and $56,225 during 2010 for the audit of Grand River’s annual consolidated financial statements and review of consolidated financial statements included in Grand River’s quarterly reports on Form 10-Q, or services that are normally provided by the auditors in connection with statutory and regulatory filings.

Audit-Related Fees. Grand River paid to Rehmann Robson $0 during 2011 and $0 during 2010 for assurance and related services that were reasonably related to the performance of the audit or review of Grand River’s financial statements and are not reported under “Audit Fees” above.

Tax Fees. Grand River paid to Rehmann Robson $4,250 during 2011 and $5,700 during 2010 for tax compliance, tax advice and tax planning. Tax services included preparing Grand River's federal and state tax returns.

All Other Fees. Grand River paid to Rehmann Robson $2,875 during 2011 and $650 during 2010 for services other than those services described above. These services included general consultations.

Shareholder Proposals

If you would like a proposal to be presented at the 2013 Annual Meeting of shareholders and if you would like your proposal to be considered for inclusion in Grand River’s proxy statement and form of proxy relating to that meeting, you must submit the proposal to Grand River in accordance with Securities and Exchange Commission Rule 14a-8. Grand River must receive your proposal by December 2, 2012 for your proposal to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

Form 10-K Report Available

Grand River’s Form 10-K Annual Report to the Securities and Exchange Commission, including consolidated financial statements and financial statement schedules, will be provided to you without charge upon written request. Please direct your requests to Ms. Elizabeth C. Bracken, Chief Financial Officer, Grand River Commerce, Inc., 4471 Wilson Avenue SW, Grandville, MI 49418.

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PROXY SOLICITED FOR ANNUAL MEETING

OF SHAREHOLDERS OF GRAND RIVER COMMERCE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint Robert P. Bilotti and Jerry A. Sytsma, and either of them, with power of substitution, each to be my attorneys and proxies at the Annual Meeting of Grand River Commerce, Inc. (“Company”), to be held at The Pinnacle Center, located at 3330 Highland Drive, Hudsonville, Michigan, on Tuesday, May 24, 2011 at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present upon the following items and to vote according to their discretion on any other matter which may properly be presented for action at said meeting or any adjournment or postponement thereof:

1.	To elect the following persons to serve as Class II directors of the Company to serve until the 2015 Annual Meeting of shareholders:

Cheryl M. Blouw	Randall L. Hartgerink	David K. Hovingh

☐ FOR ALL	☐ AGAINST ALL
☐ FOR ALL, EXCEPT FOR THE FOLLOWING:

2.	To ratify the appointment of Rehmann Robson P.C. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2012:

☐ FOR	☐ AGAINST	☐ ABSTAIN

If properly executed and returned to the Company, this proxy will be voted in the manner directed herein. If properly executed and returned to the Company with no directions, this proxy will be voted “FOR” all of the proposals listed above. This proxy will be voted in the discretion of the proxyholders, upon such business as may properly come before the Annual Meeting or any postponement or adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned also acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the Proxy Statement relating to the meeting.

Please sign your name exactly as it appears on your stock certificate. When shares are held by two or more persons as co-owners, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian or in another fiduciary capacity or representative capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or company name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY

Date

Signature	Signature if held jointly

Print Name	Print Name

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